Q3 2023 Financial Results November 14, 2023

Forward-Looking Statements Certain statements made in this presentation are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Fathom Digital Manufacturing Corporation (“Fathom”) that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of our business combination with Altimar Acquisition Corp. II; changes in general economic conditions, including as a result of the COVID-19 pandemic or any future outbreaks of other highly infectious or contagious disease; the implementation of our optimization plan could result in greater costs and fewer benefits than we anticipate; the outcome of litigation related to or arising out of the business combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the New York Stock Exchange’s listing standards following the consummation of the business combination; costs related to the business combination and additional factors discussed in Fathom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2023, as amended on May 1, 2023, as well as Fathom’s other filings with the SEC. If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that Fathom does not presently know or that Fathom currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Fathom’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements should not be relied upon as representing Fathom’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Fathom undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law. Non-GAAP Information This presentation includes Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP financial measures that we use to supplement our results presented in accordance with U.S. GAAP. We believe Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin are useful in evaluating our operating performance, as they are similar to measures reported by our public competitors and regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin are not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. We define and calculate Adjusted Net Income as net income (loss) before the impact of any change in the estimated fair value of the company’s warrants or earnout shares, tax receivable agreement liability, optimization plan expenses, goodwill impairment, stock-based compensation, and certain other non-cash and non-core items, as described in the reconciliation included in the appendix to this presentation. We define and calculate Adjusted EBITDA as net income (loss) before the impact of interest income or expense, income tax expense and depreciation and amortization, and further adjusted for the following items: change in the estimated fair value of the company’s warrants or earnout shares, tax receivable agreement liability, optimization plan expenses, goodwill impairment, stock-based compensation, and certain other non-cash and non-core items, as described in the reconciliation included in the appendix to this presentation. Adjusted EBITDA excludes certain expenses that are required in accordance with U.S. GAAP because they are non-recurring (for example, in the case of optimization plan expenses), non-cash (for example, in the case of depreciation, amortization, goodwill impairment, and stock-based compensation) or are not related to our underlying business performance (for example, in the case of interest income and expense). Adjusted EBITDA margin represents Adjusted EBITDA divided by total revenue. We include these non-GAAP financial measures because they are used by management to evaluate Fathom’s core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Information reconciling forward-looking Adjusted EBITDA to GAAP financial measures is unavailable to Fathom without unreasonable effort. The company is not able to provide reconciliations of forward-looking Adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Fathom's control and/or cannot be reasonably predicted, such as the provision for income taxes. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to Fathom without unreasonable effort. Fathom provides a range for its Adjusted EBITDA forecast that it believes will be achieved, however it cannot accurately predict all the components of the Adjusted EBITDA calculation. Fathom provides an Adjusted EBITDA forecast because it believes that Adjusted EBITDA, when viewed with the company's results under GAAP, provides useful information for the reasons noted above. However, Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Disclaimers

Q3 2023 Highlights 1 Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of non-GAAP financial measures are included in the Appendix. Total Orders: $29.0 million Revenue: $31.5 million Adjusted EBITDA1: $3.1 million Fathom’s Q3 results were mixed with revenues in-line with expectations and Adjusted EBITDA not fully recognizing the full benefit of the Company’s optimization plan.

Key Recent Business Wins Customer / Industry Order Size Technologies $1.1 million CNC machining $1.5 million Injection molding and additive manufacturing $300K Injection molding and additive manufacturing $400K Injection molding and additive $400K Sheet metal Electric vehicle manufacturer Global technology company Power generation Power generation 1 2 3 4 5 6 Global Defense Contractor Electric vehicle manufacturer $350K Additive manufacturing and injection molding

Q3 2023 Revenue Q3 2023 revenue declined 21.8%, due to lower order volume primarily impacting Fathom’s Precision Sheet Metal and CNC product lines Focus remains on growing strategic accounts by leveraging Fathom’s comprehensive capabilities and deep technical expertise, providing a differentiated customer experience Fathom’s strategic accounts continued to grow.

Q3 2023 Adjusted EBITDA1 1 Adjusted EBITDA is a non-GAAP financial measure. Reconciliation of GAAP net income (loss) to Adjusted EBITDA is included in the Appendix. 2 Adjusted EBITDA margin represents Adjusted EBITDA divided by total revenue. Q3 performance reflects lower volume leverage, partially offset by reduced cost structure Realized Q3 cost savings of ~$4.7 million, bringing the cumulative amount to ~$15 million SG&A as percentage of sales declined to 25.7% in Q3 2023 due to restructuring efforts Q3 2023 Adjusted EBITDA margin2 was 9.8%

Liquidity and Cash Flow Availability Liquidity ($ in millions) 9/30/2023 Term debt $117.2 Secured revolving credit facility $42.0 Gross debt $159.2 Cash and cash equivalents $7.8 Net debt $151.4 Undrawn revolver commitments $8.0 Available liquidity $15.8 Cash Flow Summary ($ in millions) YTD 2023 Net cash provided by operations $2.3 Capital expenditures $4.3 Free operating cash flow $(8.2) Available liquidity totaled $15.8 million as of 9/30/2023 Net debt was $151.4 million as of 9/30/2023 Net cash provided by operations totaled $2.3 million in Q3 2023 Capital expenditures were $4.3 million in Q3 2023 Free cash flow has improved by $3.8 million vs. prior year

Financial Guidance 1 Source: Fathom’s fourth quarter 2023 forecast, as of November 14, 2023, reflects management projections and macroeconomic outlook. 2 Adjusted EBITDA is a non-GAAP financial measures. See Appendix for historical reconciliation of GAAP net income (loss) to Adjusted EBITDA. ($ in millions) Current Outlook1 Revenue In-line with Q3 performance Adjusted EBITDA2 In-line with Q3 performance Fourth Quarter 2023 Forecast

Appendix

Income Statement

Revenue By Product Line

Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) 1 Represents the impacts from the change in fair value related to the earnout shares liability, the warrant liability and the tax receivable agreement associated with the business combination completed on December 23, 2021; 2 Represents adjustments for other integration, non-recurring, non-operating, cash, and non-cash costs related primarily to integration costs for acquisitions and severance.

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA 1 Represents the impacts from the change in fair value related to the earnout shares liability, the warrant liability and the tax receivable agreement associated with the business combination completed on December 23, 2021; 2 Represents adjustments for other integration, non-recurring, non-operating, cash, and non-cash costs related primarily to integration costs for acquisitions and severance.